December 2, 2019

BNY MELLON INVESTMENT FUNDS III

BNY Mellon Equity Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) and Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA.  Messrs. Goslin, Zamil and Yao have been primary portfolio managers of the fund since February 2015, March 2017 and December 2019, respectively.  Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team.  Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon.  Mr. Yao is head of Equity Quantitative research at Mellon.

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of portfolio managers employed by BNYM Investment Adviser and Mellon, an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Peter D. Goslin, CFA, Syed A. Zamil, CFA and Chris Yao, CFA.  Messrs. Goslin, Zamil and Yao have been primary portfolio managers of the fund since February 2015, March 2017 and December 2019, respectively.  Mr. Goslin is a director and senior portfolio manager at Mellon, where he leads the Multi-Factor Equity team.  He has been employed by Mellon or a predecessor company since 1999, and by BNYM Investment Adviser since 2004.  Mr. Zamil is a managing director and global investment strategist for the Multi-Factor Equity team at Mellon.  He has been employed by Mellon or a predecessor company since October 2015, and by BNYM Investment Adviser since March 2017.  Prior to joining Mellon, Mr. Zamil was employed from October 2012 until October 2015 by American Century Investments as a portfolio manager.  Mr. Yao is head of Equity Quantitative research at Mellon.  He has been employed by Mellon or a predecessor company since 2006, and by BNYM Investment Adviser since December 2019.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.